Description of the Plan - Summarizes the Changes in The Forfeiture Accounts for the Plan (Detail) - EBP 003 [Member]	12 Months Ended
Dec. 31, 2025 USD ($)
Employee Benefit Plan Forfeited Nonvested Account [Line Items]
Additions to forfeiture accounts	$ 5,695,413
Forfeitures used for employer contributions	(4,214,433)
Forfeitures used for administrative expenses	(180,154)
Net increase in forfeiture accounts	$ 1,300,826